Exhibit 4.1

GT NUMBER SHARES COMMON STOCK COMMON STOCK  THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA  SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 3623E0 20 9  THIS CERTIFIES THAT: IS THE OWNER OF:  FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF GT SOLAR INTERNATIONAL, INC. hereinafter called the “Corporation”, transferable on the books of the Corporation by the holder hereof in person, or by his authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: GT SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER  SEAL 2006  GT SOLAR INTERNATIONAL, INC. DELAWARE CORPORATE COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE ® INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF For value received, hereby sell, assign and transfer unto The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN – as tenants in common – as tenants by the entireties – as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State)  UNIF TRANS MIN ACT– Custodian (Cust) (Minor) under Uniform Transfers to Minors Act (State)   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever. Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated: Additional abbreviations may also be used though not in the above list.   SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.